UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

AIT Therapeutics, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-55759	47-3812456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Mamaroneck Avenue, Suite 320 Harrison, NY USA
(Address of Principal Executive Office)

516-665-8200

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02. Results of Operations and Financial Condition.

On June 14, 2018, AIT Therapeutics, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2018. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On June 13, 2018, the Company announced top-line data from its Nitric Oxide in Bronchiolitis (NO-BRO) Pilot Study in infants demonstrating a reduction in hospital length-of-stay of 21 hours. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Press Release issued on June 14, 2018
99.2	Press Release issued on June 13, 2018

The information in this Form 8-K (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIT THERAPEUTICS, INC.

Date: June 18, 2018	By:	/s/ Steven Lisi
	Name:	Steven Lisi
	Title:	Chief Executive Officer